                                                                    EXHIBIT 10.2

                         FORM OF SUBSCRIPTION AGREEMENT


            This Subscription Agreement, dated as of January 2, 1996 (the "Agreement"), is entered into by and between Manufactured Home Communities, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), and ___________ (the "Subscriber").

            The Subscriber desiring to subscribe for and acquire shares of the common stock, $.01 par value per share, of the Corporation (the "Common Stock"), and the Corporation, desiring to issue such shares of Common Stock to the Subscriber agree as follows:

      1. Subscription for and Issuance of Shares. For the consideration stated in this Section 1, the Subscriber subscribes for and agrees to acquire, and the Corporation accepts such subscription and agrees to issue to the Subscriber, ___________shares of Common Stock (the "Shares") at the closing price per share on January 2, 1996 (the "Purchase Price") for a total subscription price equal to the number of Shares multiplied by the Purchase Price (the "Subscription Price"). Payment of the Subscription Price shall be made by delivery by the Subscriber to the Corporation, of a note (the "Note") which Note shall be secured by the pledge by Subscriber of certificates representing the Shares purchased by such Subscriber pursuant to the terms of a pledge agreement (the "Pledge Agreement"). The Corporation shall acknowledge receipt from the Subscriber of the Subscription Price tendered by the delivery of the Note and the Pledge Agreement to the Corporation and, at such time, the Subscriber shall acknowledge receipt of the certificate or certificates evidencing the Shares issuable to the Subscriber, registered in the name of the Subscriber.

      2. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Subscriber as follows:

            (a) Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with full power to own its properties and carry on its business as presently conducted and to enter into and perform this Agreement.

            (b) Authorization. All corporate action necessary to authorize the Corporation to enter into this Agreement and to perform the covenants and agreements has been duly and validly taken. Neither the execution of this Agreement nor the performance by the Corporation of its covenants and agreements hereunder violates or will violate any provisions of the Articles of Incorporation, as amended, or By-Laws of the Corporation or of any agreement, document or instrument to which it is a party or by which it is bound.

      3. Subscriber's Representations, Warranties, Acknowledgements and Covenants. The Subscriber acknowledges, represents and warrants to the Corporation as follows:

      (a) Subscriber's Suitability. The Subscriber (i) has been given an opportunity to ask, and to the extent the Subscriber has considered necessary, has asked questions of, and has received answers from, representatives of the Corporation concerning the terms of this investment and the affairs of the Corporation, and all such questions have been answered to the full satisfaction of the Subscriber; and (ii) has been given or afforded access to all documents, records, books and additional information which the Subscriber has requested regarding such matters. In making this investment, the Subscriber is not relying on any oral information furnished by or oral representation made by the Corporation or any one acting on behalf of the Corporation.

      (b)   Subscriber's Awareness.

            (i) The Subscriber understands that the offering and sale of the Shares has not been registered under the Securities Act of 1933 Act, as amended (the "1933 Act"), or under certain state securities laws in reliance upon exemptions therefrom for nonpublic offerings. The Subscriber understands that the Shares must be held indefinitely unless the sale thereof is subsequently registered under the 1933 Act and under certain state securities laws or an exemption or exemptions from such registration is available and that except as provided herein, neither the Corporation nor any other person is required to register the Shares under the 1933 Act, or take any steps to perfect any exemption therefrom for any resale of the Shares pursuant to Rule 144 under the 1933 Act, or otherwise transfer the Shares unless such Shares are registered under the 1933 Act and under any applicable state securities laws, or an exemption or exemptions from such registration is available;

            (ii) The Shares are being purchased by the Subscriber solely for the Subscriber's own account for investment, and not with a view to, or for resale in connection with, any distribution. The Subscriber acknowledges that, with the exception of the Corporation, no other person has a direct or indirect beneficial interest in such Shares, and that no other person has furnished, directly or indirectly, any part of the Subscription Price. The Subscriber does not intend to dispose of all or any part of such Shares and understands that such Shares are being offered and sold pursuant to a specific exemption under the provisions of the 1933 Act which exemption depends, among other things, upon the investment intent of the Subscriber; and

            (iii) The Subscriber understands that no offering memorandum or sales literature has been filed with or reviewed by certain state securities administrators because of the representations made by the Corporation as to the private and limited nature of this offering. No federal or state agency has passed upon the Shares or made any finding or determination as to the merits of this investment.

      (c)   Authorization and Binding Obligation.

            (i) The Subscriber has duly taken any and all action necessary to authorize such Subscriber's execution and performance of this Agreement in accordance with its terms;

            (ii) This Agreement constitutes the valid and binding obligation of the Subscriber, enforceable in accordance with its terms; and

            (iii) Neither the execution nor the performance of this Agreement violates or will violate the terms of any agreement, document or instrument to which the Subscriber is a party or by which the Subscriber may be bound.

      4. Registration Rights. The Subscriber and Corporation agree that if the Corporation proposes to register any of its securities under the 1933 Act and the form to be used may be used for the registration of Shares, the Corporation will give prompt written notice ("Piggyback Notice") to the Subscriber of its intention to effect such registration and the Corporation will include in such registration, at the Corporation's expense, the Shares with respect to which the Corporation has received written requests for inclusion therein within ten (10) days after the date of sending the Piggyback Notice. Nothing herein shall affect the right of the Corporation to withdraw such registration in its sole discretion or require the Corporation to include the Shares in such registration if the Corporation deems, in its sole discretion, that the inclusion of the Shares would adversely interfere with such registration, adversely affect the Corporation's securities in the public market or otherwise adversely affect the Corporation.

            If the Corporation determines that only a portion of the Shares may be included without adversely affecting the Corporation, then the Corporation will include in such registration (i) first, the securities the Corporation proposes to register and (ii) any other securities requested to be included in such registration pro-rata on the basis of the number of shares requested for inclusion in such registration by each such holder.

      5. Notices. Any notices or other communications shall be in writing and shall be given if sent by certified or registered mail, return receipt requested, postage prepaid:

            (a)   if to the Corporation, to its then principal office;

            (b) if to the Subscriber, to the Subscriber's then last known principal residence address; or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

      6. REIT Election. The Subscriber acknowledges that the Corporation has made an election to be treated as "REIT" within the meaning of
            Section 856(c) of the Internal Revenue Code of 1986, as amended.
            The Subscriber consents to such election and agrees that he shall not, through any action or failure to act, cause the termination of the Corporation's REIT election, unless there is a unanimous, written resolution or consent of all stockholders of the Corporation which requires them to so act or fail to act.

      7. Binding Agreement. This Agreement shall bind and inure to the benefit of the respective parties hereto, their successors and assigns.

      8. Headings. The headings and descriptive titles contained in this Agreement are for convenience of reference only and do not modify, limit or in any way define the interpretation or construction of the provisions of this Agreement.

      9. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Corporation and the Subscriber and supersedes all prior agreement or understandings relating to the subject matter hereof.

      10. Governing Law. This Agreement is made in the State of Illinois and shall be governed by, and construed in accordance with, the internal laws of said State without reference to any principles of conflicts of laws.

      11. Amendments. This Agreement may not be altered or amended except by a writing executed by any party against whom such alteration or amendment is sought to be enforced.

      12. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which together shall constitute one and the same instrument.

      13. Severability. Should any one or more of the provisions of this Agreement be determined to be illegal, invalid or unenforceable, all of the other provisions of this Agreement shall be given effect separately from such provision or provisions and shall not be affected by any such determination.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                               MANUFACTURED HOME COMMUNITIES, INC.




                               By:________________________________

                                    Name: ________________________

                                    Title:________________________


                               SUBSCRIBER:

                               __________________________________